PEDEVCO

PEDEVCO
NYSE American: PED



# Investor Presentation
# Spring 2023

# Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; the future price of oil and natural gas; any delay or inability to obtain necessary approvals or consents from third parties; our ability to maintain our listing on the NYSE American; the effect of global pandemics, political conditions, and military actions on our operations, liquidity and financing conditions; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our properties which we obtained from market research reports, third parties and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

# Investment Highlights

| | |
|---|---|
| **Strong Balance Sheet, Financial Flexibility and Excellent Liquidity** | ▪ NYSE American: PED<br>▪ Strategic investor and new management team acquired control of the company in June 2018 and eliminated $75.0 million in secured and unsecured debt<br>▪ Pristine balance sheet. ~$90MM market capitalization, zero debt, ~$30MM cash reserve<br>▪ Optimal vehicle for industry consolidation. Publicly traded stock currency can be used in transactions |
| **Strategy & Focus** | ▪ Growth through development of current assets, additional acquisitions, and M&A<br>▪ D-J Basin strategy is to partner with experienced D-J Basin focused operators and participate in projects that meet our internal economic hurdle rates while positioning development of our operated assets beginning in late 2023 and 2024<br>▪ Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies |
| **Low-Risk Inventory of Growth Opportunities** | ▪ D-J Basin - ~12,500 net acres HBP. 150+ gross high quality drilling locations. Wattenberg Extension has been proved up with great success in the past 3 years to include all PED acreage<br>▪ Permian - ~31,000 net acres with ~28,000 acres HBP. 150+ gross high quality drilling locations. Existing infrastructure that can be leveraged for full-scale development (electricity grid in place, owned & operated saltwater disposal (SWD) system, access roads) |
| **Legacy Fields with Shallow Decline and Substantial OOIP** | ▪ D-J Basin Operated and Non-operated - Large inventory of high rate of return multi-well pad drilling projects ideal for building scale<br>▪ Permian Operated – >49 MMBOE cumulative production from multiple San Andres zones with more than 800 MMBO remaining in place. Largely contiguous, long-lived San Andres oil fields with substantial vertical control and <u>underdeveloped,</u> as modern D&C technologies and techniques were not applied until PEDEVCO acquired the fields |

# Meaningful Proved Reserve Profile

- Oil weighted reserves drive value creation
  - 72% oil
  - $374 million PV-10 (at 2022 SEC year-end pricing)
- Reserves and production growth through operated and non-operated development in D-J Basin and low-risk Permian infill drilling development program

| Year End 2022 Reserves (SEC Pricing) (1) | | | | | |
|---|---|---|---|---|---|
| Reserve Categories | Oil (MBbls) | Gas (MMcf) | NGL (MBbls) | Total (MBoe) | PV-10 (2) ($M) |
| Proved Developed | 2,293 | 3,364 | 342 | 3,195 | $105,836 |
| Proved Undeveloped | 9,319 | 13,016 | 1,454 | 12,942 | $268,699 |
| **Total Proved Reserves** | 11,612 | 16,380 | 1,796 | 16,137 | $374,535 |

Proved Reserves by Commodity (MBOE)


NGL
11%
Gas
17%
Oil
72%

2022YE

Proved PV10 by Basin ($M)


DJ
57%
Permian
43%

2022YE

Proved Reserves (MBOE)


14,113
14,700
16,137
2020YE
2021YE
2022YE

(1) Reserves prepared by Cawley, Gillespie & Associates, Inc.
(2) Year end 2022 SEC Pricing – Oil $93.67/bbl, Gas $6.36/MMBtu

PEDEVCO

# Industry Consolidation

# E&P Sector Consolidation – PED's Role

- **Challenges facing small E&P companies**
  - Volatile oil and gas prices from 2014 until 2021 significantly impaired the ability for small operators to be consistently profitable (asset level returns comparable to larger companies; corporate returns are lower due to G&A burden)
  - Market's directive that operators must live within cashflow was nearly impossible to achieve for most small growth-oriented companies until prices rebounded in 2021
  - A&D market is challenged – bid/ask spreads prevent deals from transacting
  - Economies of scale cannot be achieved without full scale development programs which most small operators cannot afford or manage
  - High G&A burdens spread across smaller asset base impair corporate returns
  - Although improving throughout 2022, high debt levels continue to plague the industry
  - **No IPO market, no follow-on market, banks are exiting the sector and hesitant to lend causing capital scarcity**
  - Many private equity portfolio companies are still reeling from past downturns while funds near end of life.
    - Private equity fundraising has become more difficult
    - Private equity exits are needed

- **The optimal solution to all these problems is industry consolidation to achieve economies of scale in operations, development and G&A utilizing existing public vehicles (permanent capital) with low leverage**

- **PED is the perfect roll-up vehicle**
  - No debt, cash on balance sheet, good liquidity, highly successful raising money through PIPE market and public offerings
  - Fully compliant with NYSE American rules and regulations, financials and reserves fully audited (clean company)
  - Good long-lived "oily" asset base with lots of growth opportunity

# Consolidation of Current Asset Base – D-J Basin Activity

**Wattenberg Field Asset and Offset Operators**


PEDEVCO Leasehold
Active Producing Wells
Weld
FUNDARE
Chevron
BISON OIL & GAS IV
CIVITAS
VERDAD
Morgan
Colorado
PDC ENERGY
OXY

Source: Drillinginfo

**Consolidation Highlights**

- Consolidation in the D-J Basin began in 2021 and has continued into 2023 with Civitas, PDC Energy and Bison IV recently announcing several large transactions.
- Collaboration is necessary on PED's acreage as several public and private equity-backed companies overlap our acreage with non-contiguous leasehold positions requiring force pooling to drill. (45% WI required to force pool per regulations)
- PED is executing on joint development opportunities across its acreage block and looking to expand through AMI's.
- PED acreage is HBP'd in rural areas of industry-friendly Weld and Morgan Counties in the resurgent Wattenberg Extension which realizes some of the highest IRRs in the country.
- PED throughout 2021 and 2022 has participated in non-operated projects with high-quality experienced operators capturing superior economics.
- PED is planning its next operated drilling program in the D-J Basin to commence in late 2023 or 2024.
- This strategy leaves the option open for PED to serve as consolidation or reverse merger vehicle in the future.

# Consolidation of Current Asset Base - Horizontal San Andres Activity

**Northwest Shelf San Andres Play**


PEDEVCO
Apache
Cochran
Hockley
Texas S
RILEY PERMIAN
STEWARD ENERGY II
OXY
Yoakum
Terry
RING ENERGY
Apache
Seagraves
OCCIDENTAL PERMIAN LTD.
APACHE CORPORATION
WALSH PETROLEUM, INC.
RIDGEWAY ARIZONA OIL CORP.
STEWARD ENERGY II, LLC
RILEY PERMIAN OPERATING CO, LLC
RING ENERGY, INC.
DEVON ENERGY PRODUCTION COMPANY, LP
SILVER CREEK PERMIAN OP CO, LLC
EOR OPERATING COMPANY
RING ENERGY, INC
PEDEVCO
COCHRAN
LEVELLAND
SLAUGHTER
CHAVEROO
YOAKUM
RING
Geologic features
Play outline
Oil fields

Source: Enverus

**Consolidation Highlights**

- PED is one of only three public companies primarily focused on the horizontal San Andres play.
- PED in 4 years has acquired over 31,000 net acres in the play.
- PED has bid on several large asset packages, however current bid/ask spreads have prevented a large transaction.
- Several large PE backed companies in the play will require an exit over the coming years. However, the market has prevented recent non-distressed exits. PED can provide the vehicle to exit.
- Majors (OXY, APA, XOM, CVX, etc.) hold legacy assets with significant base production throughout the San Andres on the Northwest Shelf and Central Basin Platform, however, few have developed horizontally.
- Consolidation is needed in the play to gain economies of scale in development (CAPEX), operations (OPEX), and G&A.

**Consolidation of Multiple Operators Key to Unlocking Long-Term Synergies**

# Assets

# D-J Basin Overview

## Highlights

- ~12,500 Net acres (all HBP'd)
- Acreage in rural areas of Weld and Morgan Counties
- Operator in 15 DSUs and holds 50+% WI in two other DSUs, collectively representing over 80% of net acreage
- 92 gross (24 net) wells
- 18 gross (16 net) operated wells
- 9.2 MMBOE proved reserves YE2022
- Field and Zones
  - Wattenberg Extension, Middle Wattenberg
  - Niobrara A, B & C and Codell
- Acreage located in area experiencing resurgent drilling activity due to strong production results from Gen 3 completion designs, lower service costs
- Go-forward strategy is to develop operated position and participate as a non-operated partner in all projects meeting PED internal hurdle rates.

## Acreage



Advancing JV development opportunities. Active 2023 & 2024 development
Wattenberg Extension
Sold in 2019 for $6,000/acre cash plus acreage trade in Extension
Exploring JV development opportunities
Greeley
Middle Wattenberg
Sold in March 2021 for $6,000/acre + $500M PDP value
Wattenberg
Gerkin

Chevron | BISON OIL & GAS IV | CIVITAS | VERDAD OIL & GAS CORPORATION | PDC ENERGY

**Notable Offset Operators and WI Partners**

PEDEVCO

# D-J Basin Development Potential

**D-J Basin Stratigraphic Column Includes Multiple Formation Targets for Horizontal Development**


Up to Five Stacked Pay Zones
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
Illustrative Downspacing
(16 wells per section)
1
2
3
4
5
6
7
8
1
2
3
4
5
6
7
8
Potential for 24 wells per section

**Legacy Asset with Meaningful Upside Potential in Multiple Zones**

# D-J Basin – Exceptional Offset Well Performance

## Wells Completed since January 2021 along with Planned Development



8N 62W
8N 61W
8N 59W
7N 60W
7N 59W
PEDEVCO WI Units
Completed Non-Op Development Q4 2022
Completed Non-Op Development Q1 2023
Expected Op Development 2023/2024
Expected Non-Op Development 2023
Possible Non-Op Development 2024
Operator 1
Operator 2
Operator 3

| | Unit Name | Number of Wells | Prod Year | Max IP30 BOEPD* | Avg. Proppant (lb/ft) |
|---|---|---|---|---|---|
| 1 | Goldeneye Fed | 5 | 2021 | 1,478 | 4,159 |
| 2 | Hunt | 4 | 2021 | 1,251 | 2,503 |
| 3 | Big Mountain Viper | 7 | 2021 | 1,199 | 2,492 |
| 4 | Schneider | 6 | 2021 | 1,174 | 2,170 |
| 5 | Green Teal Fed | 5 | 2022 | 1,154 | 3,105 |
| 6 | Hunt Fed | 6 | 2021 | 1,034 | 2,498 |
| 7 | Pintail Fed | 8 | 2021 | 1,033 | 2,821 |
| 8 | Hale | 8 | 2021 | 982 | 2,416 |
| 9 | Blue Teal Fed | 8 | 2021 | 927 | 2,828 |
| 10 | Stampede Fed | 6 | 2021 | 880 | 2,547 |
| 11 | Harlequin | 2 | 2021 | 790 | 2,895 |
| 12 | Bashor Fed | 8 | 2022 | 748 | 2,988 |
| 13 | Wigeon Fed | 8 | 2022 | 725 | 2,789 |

## Cumulative Production* (BOE) vs. Months Online



350000
300000
250000
200000
150000
100000
50000
0
PEDEVCO Wattenberg Extension Type Curve
1 2 3 4 5 6 7 8 9 10 11 12

* Normalized to 10,000' lateral length

- **Future development plans near exceptional offset well performance**
  - 30-day IP ~1,000 BOEPD and cumulative production per well in excess of 200,000 BOE within first 12 months
  - Attributed to favorable geologic targeting and upsized completions (>2,000 lbs/ft)
  - PEDEVCO's high WI units expected to begin to be developed in 2023/2024

# D-J Basin – Wattenberg Extension Permits & Future Development



WI average >80% in 2 DSU's
8N 62W
8N 61W
8N 60W
59W
Expected Non-Op Development for 2023, active permits
Barracuda DSU
Roth DSU
Eider DSU
WI ranges from 25% to 70% in 5 DSU's
Shelduck DSU
USM DSU
7N 62W
7N 61W
7N 60W
7N 59W
WI average ranges from 26% - 69% in 4 DSU's
PEDEVCO WI Units
Completed Non-Op Development Q4 2022
Completed Non-Op Development Q1 2023
Expected Op Development 2023/2024
Possible Non-Op Development 2024
Operator 1
Operator 2
Operator 3
Operator 4
Operator 5

**Acreage position supports 150+ well gross development, >165 locations currently permitted on adjacent acreage**

# Niobrara Type Curve & Economics

| 10,000' Type Well[(1)] | |
|---|---|
| 2 Stream Peak Rate (Boepd) | 820 |
| De (%) | 95% |
| B-factor | 1.15 |
| Dm (%) | 7% |
| 2 Stream EUR (MBoe) | 604 |

| 10,000' Well Net Economics[(2)] | |
|---|---|
| D&C ($M) | $6,500 |
| LOE ($/Boe) | $5.50 |
| ROR (%) | >100% |
| ROI (disc) | 2.4 |
| PV10 ($M) | $9,255 |



Oil (bbl/day)
Gas (Mcf/day)
Water (bbl/day)
100
1,000
10,000
10
100
1,000
1
10
100
0.1
1
10
2023
2025
2027
2029
2031

*[(1)] Based on recent well performance offset PEDEVCO's D-J Basin acreage position*
*[(2)] Net working interest 100%., net revenue interest 81%.*
*NYMEX Price Deck (2/27/2023) – Oil (2023 - $74.8/bbl, 2024 - $70.9/bbl, 2025 - $67.4/bbl, 2026 - $64.3/bbl, 2027 - $61.6/bbl to end of well life), Gas (2023 - $3.34/MMBtu, 2024 - $3.68/MMBtu, 2025 - $3.88/MMBtu, 2026 - $4.02/MMBtu, 2027 - $4.06/MMBtu to end of well life)*

# Permian Overview

## Highlights

- ~31,000 Net Acres
  - Average acreage cost ~$440/acre
- Large, contiguous leasehold position
  - Chaveroo & Milnesand Oil Fields
    - >49 MMBOE cumulative production
    - 100% WI / ~82% NRI
    - 100% HBP & ~40% deep rights
    - 10 San Andres Hz producers
    - 6.9 MMBOE proved reserves YE2022
  - Chaveroo Northeast Field
    - 100% WI / ~77% NRI
    - 3 San Andres Hz producers
    - 1 Shut-in San Andres Hz producer
- Infrastructure In-Place
    - SWD, facilities, flowlines
    - Full-field electricity & lease roads
    - Gas sales points
    - Fresh water frac ponds
    - Field office & equipment yard

## Acreage Leasehold Map



Acquired ~18,000 gross acres and 3 Hz producers from private operator in Feb. 2019
CHAVEROO NE
Acquired ~27,000 gross acres of proven main pay acreage with existing infrastructure and vertical production in Aug. 2018
CHAVEROO
MILNESAND
Acquired ~1,280 gross acres offsetting Chaveroo and additional acreage in Lea County in June 2019

**Fully-Vetted Development Plan With Significant Upside**

PEDEVCO

# San Andres Development


CHAVEROO FIELD
2023 Potential Development Wells
2021/2022 Completed Wells
Existing San Andres Hz Wells
7S
SWD
SWD

## Recent and Near-Term Development

- Drilled two wells in 2021, completed in 2022
- Preparing to drill 3 wells in 2023
  - Contingent on D-J Basin development CAPEX needs
  - Currently obtaining permits for 4 wells

# San Andres Type Curve & Economics

| 5,000' Infill Type Well[1] | |
|---|---|
| 2 Stream Peak Rate (Boepd) | 397 |
| De (%) | 92% |
| B-factor | 1.3 |
| Dm (%) | 8% |
| 2 Stream EUR (MBoe) | 341 |

| 5,000' Well Net Economics[2] | |
|---|---|
| D&C ($M) | $3,500 |
| LOE ($/Boe) | $7.50 |
| ROR (%) | 50% |
| ROI (disc) | 1.9 |
| PV10 ($M) | $3,227 |


100
1,000
1,000
10
100
100
1
10
10
0.1
1
1
2023
2025
2027
2029
2031
2033

[1] *Derived from December 31, 2022 reserve report type well curve parameters.*
[2] *Net working interest 100%., net revenue interest 83%.*
*NYMEX Price Deck (2/28/2023) – Oil (2023 - $74.8/bbl, 2024 - $70.9/bbl, 2025 - $67.4/bbl, 2026 - $64.3/bbl, 2027 - $61.6/bbl to end of well life), Gas (2023 - $3.34/MMBtu, 2024 - $3.68/MMBtu, 2025 - $3.88/MMBtu, 2026 - $4.02/MMBtu, 2027 - $4.06/MMBtu to end of well life)*

# San Andres' Advantaged Geology

## World-Class Reservoir

- San Andres formation production represents ~40% of the 30 billion barrels (BBLs) of cumulative oil production in the Permian basin (through June 2015)[(1)]
  - >10 BBLs cumulative production from more than 120 reservoirs[(1)]
- Well-established, conventional carbonate reservoir composed of porous dolomite with multiple high permeability zones
- Thick anhydrites and tight evaporites provide an excellent top seal
- Developed vertically for decades with limited hydraulic fracs
- Reservoir heterogeneity and minimal structural unconformities make it a superb horizontal play



Wasson, Seminole, Goldsmith
Vacuum, Gbg-Jk Maljamaar
Yates, Hobbs
Milnesand
Chaveroo
Slaughter
Brahaney
Levelland
1
2
3
4
5
1b
Mabee, Mid. Fms
Howard-Glasscock, Holt, SA Deep
Anhydrite and anhydritic dolostone
Restricted marine peloidal wk-pk and peritidal
High-energy ramp-crest grainstones
Outer ramp fusulinid-dominated facies
Open marine limestones and dolostones, L7-8
Deeper-water mudstones (Cutoff)

(1) Source: Center for Energy and Economic Diversification University of Texas of the Permian Basin. September 30, 2015
Prepared for: United States Department of Energy and National Energy Technology Laboratory

# San Andres' Advantaged Geology (Cont.)

## Stratigraphic Column and Type Log

| Northwest Shelf Stratigraphy | | |
|---|---|---|
| **Period** | **Formation** | |
| Permian | Rustler | |
| Permian | Tansill | |
| Permian | Yates | |
| Permian | Seven Rivers | |
| Permian | Queen | |
| Permian | Grayburg | |
| Permian | Upper San Andres | |
| Permian | | Anhydrite |
| Permian | Lower San Andres | P1 |
| Permian | Lower San Andres | P2 |
| Permian | Lower San Andres | P3 |
| Permian | Lower San Andres | P4 |
| Permian | | P5 |
| Permian | Glorietta | |
| Permian | Yeso | |
| Permian | Abo | |
| Permian | Wolfcamp | |
| Pennsylvanian | Pennsylvanian | |
| Mississippian | Mississippian | |
| Devonian | Devonian | |
| Silurian | Fussleman | |



4100'
4200'
4300'
4400'

# Differentiating Main Pay Zones and Transition Oil Zones

## San Andres Oil Accumulation & Production History

- Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic, and Structurally enhanced Stratigraphic
- Legacy fields exist where oil accumulated in these traps to form thick oil columns (Main Pay Zones)
- Early completions stayed above the Oil-Water Contact and initially produced water-free oil
- Legacy San Andres fields lack sharp Oil-Water Contacts due to late-Tertiary, eastward tilting of the Northwest Shelf
- Transition Oil Zones (TOZs) & Residual Oil Zones (ROZs) were found to be very thick and became tertiary targets in the 1990s
- TOZs & ROZs not only lie beneath the legacy fields but also extend beyond the boundaries of legacy fields
- In 2009, operators began drilling horizontal wells into under-developed Main Pay Zones and wildcat horizontal wells into the Transition Oil Zones outside of the vertical economic limit of legacy fields



Extends Beyond Boundaries of Legacy Fields
Oil Trap
Transitional Oil Zone (TOZ)
Base of Oil Saturation
100%
Oil Saturation
0%
Oil-Water Contact
Legacy Oil Target
TOZ
Water
Increasing Water Saturation



Oil Saturation %
100
0
Oil-Water Contact
MAIN PAY ZONE
Initial Target of Primary Development
PED Horizontal Target
Transition Zone
Uneconomic Vertical Wells & Dry-Holes
Offset Operators Horizontal Target
Residual Zone
Tertiary Recovery Target

# 2022 Development Plan Recap

- **Drilled and completed 2 company operated (100% working interest) horizontal San Andres wells on our Permian Basin asset**
  - Drilling began in late 2021 and finished in early 2022, completions in early 2022
  - First production March 2022
- **Participated in the drilling and completion of six non-operated horizontal Niobrara wells in the Barracuda Unit in our D-J Basin asset**
  - ~35.8% working interest (increased from previous estimate of 34.38% due to non-consents of other partners)
  - Wells were drilled Q2 2022, completed in Q3 and early Q4 2022, first production December 2022
  - Accrual was made for capital expenditure in 2022 (~$12.5 million), cash will go out in 2023
  - Production and revenue increases will begin to be realized in Q1 2023
- **Participated in the drilling and completion of eight non-operated horizontal Niobrara wells in the Ross Unit in our D-J Basin asset**
  - ~4.7% working interest
  - Wells were drilled in the Q2 2022 and completed in Q4 2022
  - First production January 2023 (estimate from operator)
  - No revenue or capital expenditures booked in 2022, project will carryover into 2023
- **Misc. capital expenditures included electric submersible pump ("ESP") purchases, rod pump conversions, recompletions, well cleanouts, leasing, facilities and other miscellaneous capital expenses**

D-J Basin production increases from the 2022 development plan will be realized in Q1 and Q2 2023

# 2023 Development Plan

- Capital expenditures for drilling and completion costs on our D-J Basin and Permian Basin assets are highly fluid and currently estimated to range between $23 million to $33 million and include:
  - 2022 Carryover for drilling and completion costs of eight non-operated horizontal Niobrara wells (Ross Unit) on our D-J Basin asset where we hold an approximate 4.7% working interest
  - Drilling and completion costs of six non-operated horizontal Niobrara wells on our D-J Basin asset where we hold and approximate 18% working interest
    - Operator has informed us this is currently planned as a Q3 2023 project
    - We have not been AFE'd for the project to date
  - Drilling and completion costs of five operated horizontal Niobrara wells on our D-J Basin asset where we hold approximately ~70% working interest (interest subject change based on partner consents)
    - Currently obtaining permits and securing service company commitments
    - Project start expected in late 2023 and into 2024 (CAPEX expected to carryover into 2024)
  - Drilling and completion of three new horizontal San Andres wells on our Permian Basin asset
    - Contingent on funds available related to timing of D-J Basin operated drilling and completion
- Misc. capital expenditures are estimated to be approximately $2 million to $3 million and include electric submersible pump ("ESP") purchases, rod pump conversions, recompletions, well cleanouts, leasing, facilities and other miscellaneous capital expenses

Early 2023 production growth will come from 2022 D-J Basin non-operated development

# Management Team

## Executive Team with a Strong Oil & Gas Background



**Simon Kukes, CEO & Director**

Dr. Kukes is a global investor and executive with over 40 years' experience in the oil industry. He served as the principal of his personal investment company, SK Energy LLC, from April 2013 until its dissolution in December 2022. From January 2005 to April 2013, Dr. Kukes was an investor and CEO of Samara-Nafta, a joint venture with Hess Corporation, and from 2003 to 2004 he served as CEO and Chairman of Yukos Oil Company. From 1998 until it combined with British Petroleum in 2003 to create TNK-BP, Dr. Kukes served as Chief Executive of Tyumen Oil Company (TNK). From 1979 to 1986 he served as Technical Director and Vice President of Business Development for Phillips Petroleum and Amoco. Dr. Kukes served on the board of directors of global pharmaceutical company Amarin Corporation (Nasdaq: AMRN), and from 2000 to 2003 on the board of directors of Tulsa, Oklahoma-based Parker Wellbore (formerly NYSE-listed Parker Drilling Company).

Dr. Kukes who is a dual citizen of the United States and Israel, holds a Bachelor of Science in Chemical Engineering, a PhD in Physical Chemistry, and he attended Rice University in Houston, Texas, where he was a Postdoctoral Fellow. Dr. Kukes is the holder of more than 130 U.S. patents and has been recognized for many achievements over his lifetime, including being voted by the Wall Street Journal as one of the Top 10 Central European Executives in 1999, and named by The Financial Times and PricewaterhouseCoopers as one of the 64 most respected business leaders in the world in 2003.



**J. Douglas Schick, President**

Mr. Schick has twenty-five years of experience in the oil and gas industry. Prior to joining the Company, Mr. Schick co-founded American Resources, Inc., a Houston, Texas-based privately-held oil & gas investment, development and operating company and served as Chief Executive Officer (from August 2017 to the present) and as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017). From 2011 to 2013 Mr. Schick consulted several private oil & gas companies on capital raising, M&A and finance through his personal Energy Consulting, Advisory and Merchant Banking business J. Douglas Enterprises. He was Vice President of Finance for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas (2011). He served as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006).

Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

**Technical Team – Operations, Development and Land team** all have significant multi-basin drilling, completions and operations experience as well as significant experience developing and managing conventional and unconventional assets throughout their careers.

**Administrative & Accounting –** Our Administrative and Accounting team have over 100 years of combined oil and gas industry experience.